Exhibit 10.1
AMENDMENT TO THE TERMINATION AND FEE AGREEMENT

This Amendment (this “Amendment”) to the Termination and Fee Agreement, dated as of June 9, 2022, by and among Silver Spike Acquisition Corp II, an exempted company incorporated in the Cayman Islands with limited liability (“SPAC”), Silver Spike Merger Sub II, Inc., a Delaware corporation and a direct, wholly owned subsidiary of SPAC (“Merger Sub 1”), Eleusis Inc., a Delaware corporation (“Holdco”), Eclipse Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Holdco (“Merger Sub 2”), and Eleusis Holdings Limited, a company incorporated under the laws of England and Wales with company number 10809365 (the “Company”) (the “Agreement”), is entered into as of September 23, 2022, by the Company.

W  I  T  N  E  S  S  E  T  H :

WHEREAS, on June 9, 2022, the parties entered into the Agreement to provide for certain payments due to SPAC in the event of a transaction with a specified counterparty; and

WHEREAS, the parties now wish to amend the Agreement as set forth herein.

NOW, THEREFORE, the undersigned hereto agrees as follows:

1.          Definitions.  Each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

2.          Amendments to the Agreement.

(a)	Section 1.1(d) of the Agreement is hereby deleted in its entirety.

(b)	Section 3.1(a) (excluding, for the avoidance of doubt, Sections 3.1(a)(i) and Sections 3.1(a)(ii)) is hereby amended and restated in its entirety as follows:

  “As a reimbursement of certain expenses incurred by SPAC in connection with the BCA, and in consideration of the representations, warranties, covenants and agreements contained herein, if on before a Wind-Up Event, the Company (x) intends to consummate a Specified Transaction or (y) announces a Specified Transaction that is to be subsequently consummated, the Company shall, immediately prior to the Specified Transaction, issue and deliver to SPAC:”

(c)	Section 3.1(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

“such number of Company Ordinary Shares equal to three percent (3%) of the Fully Diluted Shares Outstanding at such time (the “Consideration”).”

(d)	Section 3.1(a)(ii) of the Agreement is hereby deleted in its entirety.

(e)	Section 3.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

“In the event that the completion of the Specified Transaction occurs prior to the occurrence of the earlier to occur of (i) the completion of the redemption of all outstanding SPAC Class A Ordinary Shares in accordance with Article 49.6 of the SPAC Articles of Association such that no SPAC Class A Ordinary Shares remain outstanding (the “Wind-Up Event”), and (ii) the closing of a Business Combination by the SPAC, the Company shall cause the Consideration or, to the extent that the Company Ordinary Shares are exchanged for ordinary shares in a Specified Person, such ordinary shares in such Specified Person, to be deposited with a third-party paying or escrow agent for payment to the SPAC in accordance with Section 3.1(a) upon the earlier to occur of (x) a Wind-Up Event, and (y) the closing of a Business Combination by the SPAC.”

3.          Continuing Effect; No Other Waivers or Amendments.  Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement.

4.          Other Provisions.  This Amendment hereby incorporates the provisions of Sections 6.2, 6.3, 6.4, and 6.5 of the Agreement, mutatis mutandis.

(Remainder of Page Intentionally Left Blank)

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first written above.

SILVER SPIKE ACQUISITION CORP II

By:	/s/ Gregory Gentile
Gregory Gentile
Chief Financial Officer

SILVER SPIKE MERGER SUB II, INC.

By:	/s/ Gregory Gentile
Gregory Gentile
Director

[Signature Page to the Amendment to the Termination Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first written above.

ELEUSIS INC.

By:	/s/ Paul Slattery
Paul Slattery
President

ECLIPSE MERGER SUB, INC.

By:	/s/ Paul Slattery
Paul Slattery
President

ELEUSIS HOLDINGS LIMITED

By:	/s/ Shlomi Raz
Shlomi Raz
Chief Executive Officer

[Signature Page to the Amendment to the
Termination Agreement]